EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 19, 2017, is entered into by and among Warrior Met Coal, Inc., a Delaware corporation (the “Company”), the Persons set forth on Schedule A attached hereto, and the other Persons who become signatories hereto following the date hereof (collectively, “Holders”).
WHEREAS, the Company has agreed to grant the Holders the registration rights and other rights set forth in this Agreement, as contemplated under Section 10.13 of that certain Amended and Restated Limited Liability Company Agreement of Warrior Met Coal, LLC, dated as of March 31, 2016, in connection with the Company’s initial public offering.
NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1.	Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:
“Affiliate” means, with respect to any Person, any Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, including portfolio companies of such Person. The term “Affiliated” shall have a correlative meaning.  Notwithstanding the foregoing, a non-discretionary sub-advising relationship shall not confer Affiliate status.
“Agreement” shall have the meaning set forth in the introductory paragraph hereof.
“Business Day” means any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York are not required to be opened.
“Board of Directors” means the board of directors of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any shares or capital stock for or into which such common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.
“Common Stock Equivalents” means, without duplication, Common Stock and any rights, warrants, options, convertible securities or Indebtedness, exchangeable securities or Indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
“Company Underwriter” shall have the meaning set forth in SECTION 2.2(b).

“Contracting Parties” shall have meaning set forth in SECTION 3.10.
“Demand Registration” shall have the meaning set forth in SECTION 2.1(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“FINRA” means Financial Industry Regulatory Authority, Inc.
“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Holdback Period” shall have the meaning set forth in SECTION 2.6(a).
“Holder” shall have the meaning set forth in the introductory paragraph hereof, and “Holders” means all Holders, collectively.
“Holders’ Counsel” shall have meaning set forth in SECTION 2.7(a)(i).
“IM Underwriter” shall have meaning set forth in SECTION 2.1(a).
“Incidental Registration” shall have the meaning set forth in SECTION 2.2(a).
“Indemnified Party” shall have meaning set forth in SECTION 2.11(c).
“Indemnifying Party” shall have meaning set forth in SECTION 2.11(c).
“Initiating Holders” shall have the meaning set forth in SECTION 2.1(a).
“Liability” shall have the meaning set forth in SECTION 2.11(a).
“Non-Initiating Holders” shall have the meaning set forth in SECTION 2.2(a).
“Non-party Affiliates” shall have meaning set forth in SECTION 3.10.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, estate, unincorporated organization, Governmental Authority or other entity and shall include any “group” within the meaning of the regulations promulgated by the Commission under Section 13(d) of the Exchange Act
“Records” means an Inspector as defined in SECTION 2.7(a).7.
“Registrable Securities” means any Common Stock (including any issuable or issued upon exercise, exchange or conversion of any Common Stock Equivalents) at any time owned, either of record or beneficially, by any Holder and any additional securities that may be issued or distributed or be issuable in respect of any Common Stock by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement.
“Registration Expenses” shall have the meaning set forth in SECTION 2.10.
“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.
“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.
“S-3 Non-Initiating Holders” shall have the meaning set forth in SECTION 2.5(a).
“S-3 Registration” shall have the meaning set forth in SECTION 2.5(a).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
“Subsidiary” means, with respect to any Person, any other Person, whether incorporated or unincorporated, in which the Company or any one or more of its other Subsidiaries, directly or indirectly, owns or controls: (i) fifty percent (50%) or more of the securities or other ownership interests, including profits, equity or beneficial interests; or (ii) securities or other interests having by their terms ordinary voting power to elect more than fifty percent (50%) of the board of directors or others performing similar functions with respect to such other Person that is not a corporation.
“Valid Business Reason” shall have the meaning set forth in SECTION 2.1(a).
ARTICLE II
REGISTRATION RIGHTS
SECTION 2.1.     Demand Registration Right.
(a)    Each Holder or group of Holders, which collectively hold an aggregate of at least five percent of the Common Stock (collectively, the “Initiating Holders”), may make a written request (specifying the intended method of disposition and the amount of Registrable Securities proposed to be sold) that the Company effect, and the Company shall use its reasonable best efforts to effect, a registration of its Common Stock (a “Demand Registration”) of all or any requested portion of the Registrable Securities collectively held by such Holders (subject to SECTION 2.4(a)). The Company shall not be obligated to effect a Demand Registration if the Registrable Securities requested by the Initiating Holder to be registered have an estimated aggregate public offering price (before deduction of any underwriting discounts and commissions) of less than twenty five million dollars ($25,000,000). If the Board of Directors, in its good faith judgment, determines that any registration of the Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a “Valid Business Reason”), the Company may (i) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than one hundred and eighty (180) days, and (ii) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Board of Directors, acting in good faith, may cause such Registration Statement to be withdrawn and its effectiveness terminated; provided, however, that a new Registration Statement is filed within one hundred and eighty (180) days thereafter, or may postpone amending or supplementing such Registration Statement, but in no event for more than one hundred and eighty (180) days; provided, however, that if the registration of Registrable Securities is postponed pursuant to clause (i), the Company shall not be permitted to register under the Securities Act any Common Stock of the Company owned by other Holders of the Company during any such postponement. The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this SECTION 2.1 more than once in any twelve (12) month period. For the avoidance of doubt, any postponement or withdrawal of a Registration Statement shall result in the related registration of Registrable Securities not constituting a Demand Registration for purposes of SECTION 2.3 hereof.
(b)    The Company shall use its reasonable best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriter selected for such offering shall be selected by the Initiating Holders (the “IM Underwriter”). In connection with any Demand Registration under this SECTION 2.1 involving an underwritten offering, none of the Registrable Securities held by an Initiating Holder making a request for inclusion of such Registrable Securities shall be included in such underwritten offering unless such Initiating Holder accepts the terms of the offering as agreed upon by the Company and the IM Underwriter, such terms to be in an underwriting agreement in customary form, and then only in such quantity as will not, in the reasonable determination of the Company based on discussions with the IM Underwriter, jeopardize the success of such offering.
SECTION 2.2.     Piggyback Registration Right.
(a)    Within ten (10) Business Days following receipt by the Company of a request from the Initiating Holders to effect a Demand Registration, the Company shall give written notice of such request to each other Holder (together with its Affiliates) (the “Non-Initiating Holders”) which shall describe the anticipated filing date, the proposed registration and plan of distribution, and offer the Non-Initiating Holders the opportunity to register their pro rata share (based on the ownership of the Non-Initiating Holders as compared to the ownership of the Initiating Holders) of Registrable Securities (an “Incidental Registration”) in such registration. Following the receipt of such notice, each Non-Initiating Holder shall be entitled, by delivery of a written request to the Company delivered no later than ten (10) Business Days following receipt of notice from the Company, to include all or any portion of their Registrable Securities in such Demand Registration (subject to SECTION 2.4(a)). The right of each Non-Initiating Holder to have Registrable Securities included in a Demand Registration pursuant to this SECTION 2.2(a) shall be conditioned upon each Non-Initiating Holder entering into (together with the Initiating Holders) an underwriting agreement in customary form with the IM Underwriter. Subject to SECTION 2.4, the Company shall use its reasonable best efforts (within ten (10) Business Days of the notice provided for above) to cause the IM Underwriter to permit the Non-Initiating Holders to participate in the Incidental Registration to include its Registrable Securities in such offering on the same terms and conditions as the Registrable Securities being sold for the account of the Initiating Holders.
(b)    In connection with an offering by the Company for its own account or for the benefit of any Holder (other than a registration statement on Form S-4 or S-8 or any successor thereto), the Company shall give written notice to all of the Holders at least twenty (20) Business Days prior to the proposed offering. Following the receipt of such notice, each Holder (together with its Affiliates) shall be entitled, by delivery of a written request to the Company delivered no later than ten (10) days following receipt of notice from the Company, to include all or any portion of its Registrable Securities in such offering (subject to SECTION 2.4(b)). The right of each Holder to have Registrable Securities included in an offering pursuant to this SECTION 2.2(b) shall be conditioned (if an underwritten offering) upon each Holder entering into (together with the Company) an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company (the “Company Underwriter”).

Subject to SECTION 2.4, the Company shall use its reasonable best efforts (within ten (10) Business Days of the notice provided for above) to cause the Company Underwriter to permit the Holders to participate in a registration pursuant to this SECTION 2.2(b) to include their Registrable Securities in such offering on the same terms and conditions as the Registrable Securities being sold for the account of the Company or any other Holder.
SECTION 2.3.     Effective Demand Registration. The Company shall use its reasonable commercial efforts to cause any Demand Registration to become effective not later than one hundred and twenty (120) days after it receives a request under SECTION 2.1(a) hereof and to remain effective for the lesser of (i) the period during which all Common Stock registered in the Demand Registration are sold and (ii) one hundred and twenty (120) days, provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority for any reason not solely attributable to the Initiating Holder and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder. Subject to the exceptions described in SECTION 2.1 and this SECTION 2.3, the Company shall only be obligated to effect an aggregate of four (4) Demand Registrations under this Agreement and shall not be required to effect more than one (1) Demand Registration in any three month period.
SECTION 2.4.     Cutback.
(a)    If the Company shall reasonably determine (after consultation with the IM Underwriter) that the amount of Registrable Securities requested to be included in such Demand Registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, then the Company will reduce the Registrable Securities to be included in such offering pro rata based on the number of Registrable Securities owned by each such Initiating Holder and Non-Initiating Holder.
(b)    If the Company reasonably determines (after consultation with the relevant underwriter) that the amount of Registrable Securities requested to be included in an underwritten offering contemplated by SECTION 2.2(b) exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, then the Company will reduce the Registrable Securities to be included in such offering by (i) first only including the Registrable Securities (or portion thereof) being sold for the account of the Company that the Company so determines can be included and (ii) second, to the extent that all Registrable Securities being sold for the account of the Company can be included, then only including the total number of Registrable Securities of the Holders in such offering as the Company so determines can be included (in addition to all such Registrable Securities being sold for the account of the Company) with each such Holder entitled to include its pro rata share based on the number of Registrable Securities owned and proposed to be included by such Holder.
SECTION 2.5.     Form S-3 Registration.
(a)    S-3 Registration. Upon the Company becoming eligible for use of Form S-3 (or any successor form thereto) under the Securities Act in connection with a public offering of its Common Stock, in the event that the Company shall receive from any Holder (together with its Affiliates) (the “S-3 Initiating Holder”) a written request that the Company register, under the Securities Act on Form S-3 (or any successor form then in effect) (an “S-3 Registration”), all or a portion of the Common Stock owned by such S-3 Initiating Holder, the Company shall give written notice of such request to all of the other Holders (other than S-3 Initiating Holder) at least twenty (20) Business Days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such other Holders the opportunity to register the number of shares of Common Stock as each other Holder may request in writing to Company, given within ten (10) Business Days after their receipt from the Company of the written notice of such registration. If requested by the S-3 Initiating Holder, such S-3 Registration shall be for an offering on a continuous basis pursuant to Rule 415 under the Securities Act. The Company shall use its reasonable best efforts to (x) cause such registration pursuant to this SECTION 2.5(a) to become and remain effective as soon as practicable, but in any event not later than forty-five (45) days after it receives a request therefor and (y) include in such offering the Common Stock of the other Holders (other than S-3 Initiating Holder) (the “S-3 Non-Initiating Holders”) who have requested in writing to participate in such S-3 Registration on the same terms and conditions as the Stock of the S-3 Initiating Holder.
(b)    Delay of S-3 Registration. If the Board of Directors has a Valid Business Reason, the Company may (x) postpone filing a Registration Statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a Registration Statement has been filed relating to a S-3 Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Board of Directors acting in good faith, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement. The Company shall give written notice to the Holders of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason more than once in any twelve (12) month period. The Company shall not be required to effect any registration pursuant to SECTION 2.5, (i) within ninety (90) days after the effective date of any other Registration Statement of the Company, (ii) if Form S-3 is not available for such offering by the S-3 Initiating Holder or (iii) if the Registrable Securities requested by the S-3 Initiating Holder to be registered have an estimated aggregate public offering price of less than ten million dollars ($10,000,000).
SECTION 2.6.     Holdback Agreements.
(a)    To the extent not inconsistent with applicable law and requested by the underwriters, in the case of an underwritten public offering by the Company or by the Holders pursuant to this Agreement, each Holder agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, or offer to sell, contract to sell (including any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of Registrable Securities, in each case, during the ninety (90) day period (or such lesser period as the underwriter may agree) beginning on the effective date of the registration statement (except as part of such registration) for such public offering (such period of time, the “Holdback Period”); provided, however, that the Holdback Period shall be the same with respect to all Holders.
(b)    The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement filed pursuant to SECTION 2.1 in which the Holders are participating and ending on the earlier of (i) the date on which all Registrable Securities on such registration statement are sold and (ii) one hundred and eighty (180) days (or such lesser period as the underwriter may agree) after the effective date of such registration statement (except as part of such registration).
SECTION 2.7.     Registration Procedures.

(a)    Whenever registration of Registrable Securities has been requested pursuant to SECTION 2.1, SECTION 2.2 or SECTION 2.5, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible (as used in this SECTION 2.7, the term Registrable Securities shall also include Common Stock):
(i)    prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide one legal counsel selected by holders of a majority of the Registrable Securities to be included in such Registration Statement (“Holders’ Counsel”) with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company’s control, and (y) the Company shall promptly notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and promptly take all action required to prevent the entry of such stop order or to remove it if entered;
(ii)    prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) one hundred and twenty (120) days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; provided, however, that if the S-3 Initiating Holder has requested that an S-3 Registration be for an offering on a continuous basis pursuant to Rule 415 under the Securities Act, then the Company shall keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold; and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;
(iii)    furnish to each seller of Registrable Securities, prior to filing a Registration Statement, a reasonable number of copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case, including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
(iv)    register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SECTION 2.7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;
(v)    notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(vi)    enter into and perform customary agreements (including an underwriting agreement in customary form with the Company Underwriter) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the IM Underwriter or the Company Underwriter;
(vii)    upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, which shall be consistent with the due diligence and disclosure obligations under securities laws applicable to the Company and the Holders, make available at reasonable times for inspection by any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its Subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Person in connection with such Registration Statement;
(viii)    if such sale is pursuant to an underwritten offering, obtain “cold comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as Holders’ Counsel or the managing underwriter reasonably requests;
(ix)    furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

(x)    comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(xi)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed provided that the applicable listing requirements are satisfied;
(xii)    keep Holders’ Counsel advised as to the initiation and progress of any registration under SECTION 2.1, SECTION 2.2 or SECTION 2.5 hereunder;
(xiii)    cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and
(xiv)    take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.
SECTION 2.8.     Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to including such Registrable Securities in such Registration Statement.
SECTION 2.9.     Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 2.7(a)(v), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 2.7(a)(v) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including the period referred to in SECTION 2.7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to SECTION 2.7(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of SECTION 2.7(a)(v).
SECTION 2.10.    Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification) and, in an amount not exceeding fifty thousand dollars ($50,000) in the case of a registration on Form S-3 and two hundred fifty thousand dollars ($250,000) in the case of any other registration, the reasonable legal fees, charges and expenses of a single counsel to the Holders incurred by such Holders participating in any registration as a group, and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this SECTION 2.10 are referred to herein as “Registration Expenses”. The holder of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to registration and sale of such Holders’ Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of their own counsel.
SECTION 2.11.    Indemnification; Contribution.
(a)    Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, its partners, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Holder from and against any and all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any prospectus, in light of the circumstances such statements were made), except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning any Holder furnished in writing to the Company by such Holder expressly for use therein, including the information furnished to the Company pursuant to SECTION 2.11(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.
(b)    Indemnification by the Holders. In connection with any Registration Statement in which any Holder is participating pursuant to SECTION 2.1, SECTION 2.2 or SECTION 2.5 hereof, each Holder shall promptly furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading. Each Holder agrees to indemnify and hold harmless the Company, its partners, directors, officers, Affiliates, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all Liabilities arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any prospectus, in light of the circumstances such statements were made), but if and only to the extent that such Liability arises out of or is based upon any untrue statement or alleged omission or alleged untrue statement or omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Holder furnished in writing by such Holder expressly for use therein, provided, however, that the total amount to be indemnified by each Holder pursuant to this SECTION 2.11(b) shall be limited to such Holders’ pro rata portion of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering to which the Registration Statement or prospectus relates.
(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this SECTION 2.11 (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent (such consent not to be unreasonably withheld or delayed). No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.
(d)    Contribution. If the indemnification provided for in this SECTION 2.11 from the Indemnifying Party is held by a court of competent jurisdiction to be unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and Indemnified Party on the other in connection with the statements or omissions which resulted in such Liabilities, as well as other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in SECTION 2.11(a), SECTION 2.11(b) and SECTION 2.11(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that the total amount to be contributed by any Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder in the offering.
(e)    Fraud. The parties hereto agree that it would not be just and equitable if contribution pursuant to SECTION 2.11(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE III
MISCELLANEOUS

SECTION 3.1.
Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties and the third party beneficiaries of this Agreement shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the parties hereto hereby waives (x) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (y) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

SECTION 3.2.
Term. In the event that a given Holder ceases to “beneficially own” (as such term is defined under the Exchange act) one percent (1%) or more of the outstanding Common Stock, all of such Holder’s rights and obligations under this Agreement shall expire and such Holder will cease to be a “Holder” for all purposes hereunder without any further action of the Company or any other party hereto.

SECTION 3.3.	Amendments and Waivers.
(a)    No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.
(b)    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities; provided, that any amendment that has the effect of adversely affecting any Holder or group of Holders differently than any other Holder or group of Holders shall only be effective against such Holder(s) with the written consent of such Holder(s).

SECTION 3.4.	Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):
If to the Company:
Warrior Met Coal, Inc.
Attn:          Dale W. Boyles
Address:      16243 Highway 216                              Brookwood, AL 35444                     Telephone No.:      (205) 554-6150                         Facsimile No.:      (205) 554-6011
with copies (which shall not constitute notice) to:
Akin Gump Stauss Hauer & Feld LLP
Attn:             James Savin
Daniel I. Fisher
Address:         1333 New Hampshire Avenue, NW
Washington, DC 20036
Telephone:        (202) 887-4417
(202) 887-4121
Facsimile No:        (202) 887-4288

If to any Holder, at its address and the address of its representative, if any, as provided to the Company by such Holder or otherwise listed in the books of the Company.
Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on receipt if sent by registered or certified mail.
Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

SECTION 3.5.
Successors and Assigns. The rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder; provided, that in the event of a valid transfer of Registrable Securities by a Holder, the rights and obligations of the transferor under this Agreement (solely with respect to the Registrable Securities so transferred) shall be transferred to the transferee, subject to such transferee executing a joinder to this Agreement; provided, for the avoidance of doubt, that the transferor in such transaction shall retain its rights and obligations under this Agreement with respect to any Registrable Securities not so transferred. This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

SECTION 3.6.
Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by facsimile, by electronic mail in “portable document format” (“.pdf”) form, or any other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

SECTION 3.7.
Governing Law: Venue: Jurisdiction. THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereby agrees that any action based upon, arising out of or relating to this Agreement (including any action concerning the violation or threatened violation of this Agreement) shall be heard and determined in any state or federal court sitting in the Court of Chancery of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, in the United States District Court for the District of Delaware), and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this SECTION 3.7 and shall not be deemed to confer rights on any Person other than the parties hereto. Nothing in this SECTION 3.7 shall affect or limit any right to serve process in any other manner permitted by law.

SECTION 3.8.
WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT WHETHER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 3.9.
Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. Upon a determination that any provision of this Agreement is prohibited, unenforceable or not authorized, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

SECTION 3.10.
Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as parties in the preamble to this Agreement (“Contracting Parties”). No Person who is not a Contracting Party, including without limitation any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Non-party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-party Affiliates.

SECTION 3.11.
Recapitalization, Exchanges Etc., Affecting Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities and to any and all Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise, including shares issued by a parent company in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of Registrable Securities, appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

SECTION 3.12.
Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

SECTION 3.13.
Aggregation of Common Stock. All Registrable Securities held by a Holder, its Affiliates and its other Permitted Transferees shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

SECTION 3.14.
Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed to be part of this Agreement or otherwise affect the interpretation of this Agreement.

SECTION 3.15.
No Third Party Beneficiaries. Except as provided in SECTION 3.5, nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

* * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
COMPANY

WARRIOR MET COAL, INC.

By: /s/ Dale W. Boyles
Name: Dale W. Boyles
Title: Chief Financial Officer

AESI (HOLDINGS) II, L.P.

By:	Apollo European Strategic Management, L.P., its investment manager

By:	Apollo European Strategic Management GP, LLC, its general partner
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO CENTRE STREET PARTNERSHIP, L.P.
By:    Apollo Centre Street Management, LLC,        its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO CREDIT MASTER FUND LTD.
By:    Apollo ST Fund Management LLC,            its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO CREDIT OPPORTUNITY FUND III AIV I LP

By:	Apollo Credit Opportunity Management III LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO CREDIT STRATEGIES MASTER FUND LTD.
By:    Apollo ST Fund Management LLC,
    its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO FRANKLIN PARTNERSHIP, L.P.
By:    Apollo Franklin Management, LLC,
    its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Management, LLC, its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.
By:    Apollo SVF Management, L.P.,            its investment manager
By:    Apollo SVF Management GP, LLC,            its general partner
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO SPN INVESTMENTS I (CREDIT), LLC
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

APOLLO VALUE INVESTMENT MASTER FUND, L.P.
By:    Apollo Value Management, L.P.,            its investment manager
By:    Apollo Value Management GP, LLC,        its general partner
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

SKSI REAL PROPERTY HOLDINGS LTD.
By:    Apollo SK Strategic Investments, L.P.,        its sole shareholder
By:    Apollo SK Strategic Management, LLC,        its investment manager
By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

ZEUS INVESTMENTS, L.P.
By:    Apollo Zeus Strategic Advisors, L.P.,        its general partner
By:    Apollo Zeus Strategic Advisors, LLC,        its general partner
By:/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President
Date:     April 19, 2017

VULCAN HOLDINGS, L.P.
Partner A:
By:    Apollo Advisors VIII, L.P., its general partner
By:    Apollo Capital Management VIII, LLC,        its general partner
By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President
Partner B:
By:    Apollo ANRP Advisors, L.P., its general partner
By:    Apollo ANRP Capital Management, LLC,        its general partner
By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President
Date:     April 19, 2017

CASPIAN BD LTD.

By: /s/ Adele Kittredge Murray
Name: Adele Kittredge Murray
Title: Authorized Signatory

Date:     4/18/17

CASPIAN BD 2 LTD.

By: /s/ Adele Kittredge Murray
Name: Adele Kittredge Murray
Title: Authorized Signatory

Date:     4/18/17

CASPIAN SC HOLDINGS, L.P.

By: /s/ Adele Kittredge Murray
Name: Adele Kittredge Murray
Title: Authorized Signatory

Date:     4/18/17

CASPIAN SOLITUDE MASTER FUND, L.P.

By: /s/ Adele Kittredge Murray
Name: Adele Kittredge Murray
Title: Authorized Signatory

Date:     4/18/17

FS GLOBAL CREDIT OPPORTUNITIES FUND

By:    GSO Capital Partners LP as Sub-Advisor

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO ADGM LOCOMOTIVE BLOCKER LTD.

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Director

Date:    April 19, 2017

Witnessed by: /s/ Steve Flantsbaum

Name: Steve Flantsbaum, Attorney

GSO CACTUS CREDIT OPPORTUNITIES FUND LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO CHURCHILL PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO COASTLINE CREDIT PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO CREDIT ALPHA FUND AIV-2 LP

By:	GSO Credit Alpha Associates, LLC, its general partner

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO CREDIT-A PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO SPECIAL SITUATIONS FUND LP

By:	GSO Capital Partners LP, its Investment Manager

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Date:    April 19, 2017

GSO SSOMF LOCOMOTIVE BLOCKER LTD.

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Director

Date:    April 19, 2017

Witnessed by: /s/ Steve Flantsbaum
Name: Steve Flantsbaum, Attorney

STEAMBOAT LOCOMOTIVE BLOCKER LTD.

By:/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Director

Date:    April 19, 2017

Witnessed by: /s/ Steve Flantsbaum
Name: Steve Flantsbaum, Attorney

EQ ADVISORS TRUST – AXA/MUTUAL
LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL SERIES FUNDS - FRANKLIN MUTUAL BEACON FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL SERIES FUNDS - FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL SERIES FUNDS - FRANKLIN MUTUAL QUEST FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL SERIES FUNDS - FRANKLIN MUTUAL SHARES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN MUTUAL U.S. SHARES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON FUNDS - FRANKLIN MUTUAL SHARES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON INVESTMENT FUNDS-FRANKLIN GLOBAL EQUITY STRATEGIES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON INVESTMENT FUNDS-FRANKLIN GLOBAL FUNDAMENTAL STRATEGIES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON INVESTMENT FUNDS-FRANKLIN MUTUAL BEACON FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON INVESTMENT FUNDS-FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - FRANKLIN MUTUAL SHARES VIP FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

JOHN HANCOCK VARIABLE INSURANCE TRUST - MUTUAL SHARES TRUST

By:    Franklin Mutual Advisers, LLC

By: /s/ Peter Langerman
Name: Peter Langerman
Title: Chairman, President and CEO

Date:     4/18/17

KKR DEBT INVESTORS II (2006) (IRELAND) L.P.
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

MARYLAND STATE RETIREMENT AND PENSION SYSTEM
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

OREGON PUBLIC EMPLOYEES RETIREMENT FUND
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

KKR SPECIAL SITUATIONS (DOMESTIC) FUND L.P.
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

KKR SPECIAL SITUATIONS (OFFSHORE) FUND L.P.
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

KKR SPECIAL SITUATIONS (DOMESTIC) FUND II L.P.
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

WMC HOLDCO LLC
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

PRESIDIO INVESTORS LIMITED
By: /s/ Nicole J. Macarchuck
Name:    Nicole J. Macarchuck
Title:     Authorized Signatory
Date:     April 19, 2017

SCHEDULE A
HOLDERS

Holder	Address
Aesi (Holdings) II LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Centre Street Partnership LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Credit Master Fund Ltd	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Credit Opportunity Fund III AIV I LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Credit Strategies Master Fund Ltd	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Franklin Partnership LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Lincoln Private Credit Fund LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Special Opportunities Managed Account LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo SPN Investments I (Credit) LLC	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Apollo Value Investment Master Fund LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Caspian BD 2 Ltd	Adele Murray c/o Caspian Capital 767 Fifth Avenue 45th Floor NEW YORK, NY 10153
Caspian BD Ltd	Adele Murray c/o Caspian Capital 767 Fifth Avenue 45th Floor NEW YORK, NY 10153
Caspian SC Holdings LP	Adele Murray c/o Caspian Capital 767 Fifth Avenue 45th Floor NEW YORK, NY 10153
Caspian Solitude Master Fund LP	Adele Murray c/o Caspian Capital 767 Fifth Avenue 45th Floor NEW YORK, NY 10153

Holder	Address
EQ Advisors Trust Axa/Mutual Large Cap Equity Managed Volatility Portfolio	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual Global Discovery Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual Series Funds Franklin Mutual Beacon Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual Series Funds Franklin Mutual Global Discovery Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual Series Funds Franklin Mutual Quest Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual Series Funds Franklin Mutual Shares Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Mutual U S Shares Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Funds Franklin Mutual Shares Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Investment Funds Franklin Global Equity Strategies Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Investment Funds Franklin Global Fundamental Strategies Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Investment Funds Franklin Mutual Beacon Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Investment Funds Franklin Mutual Global Discovery Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
Franklin Templeton Variable Insurance Products Trust Franklin Mutual Global Discovery VIP Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078

Holder	Address
Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
FS Global Credit Opportunities Fund	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO ADGM Locomotive Blocker Ltd	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Cactus Credit Opportunities Fund LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Churchill Partners LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Coastline Credit Partners LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Credit Alpha Fund AIV-2 LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Credit-A Partners LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Palmetto Opportunistic Investment Partners LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
GSO Special Situations Fund LP	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154

GSO SSOMF Locomotive Blocker Ltd	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154

Holder	Address
JNL/Franklin Templeton Mutual Shares Fund	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
John Hancock Variable Insurance Trust Mutual Shares Trust	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
John Hancock Variable Insurance Trust Mutual Shares Trust	Shawn Tumulty, Vice President 101 John F Kennedy Parkway 3rd Floor SHORT HILLS, NJ 07078
KKR Debt Investors Ii (2006) (Ireland) LP	Jeffrey M Smith 555 California Street 50th Floor SAN FRANCISCO, CA 94104
KKR Special Situations (Domestic) Fund II L.P. (Cayman)	c/o KKR Credit Advisors (US) LLC 555 California Street 50th Floor SAN FRANCISCO, CA 94104
KKR Special Situations (Domestic) Fund L.P. (Cayman)	c/o KKR Credit Advisors (US) LLC 555 California Street 50th Floor SAN FRANCISCO, CA 94104
KKR Special Situations (Offshore) Fund L.P. (Cayman)	c/o KKR Credit Advisors (US) LLC 555 California Street 50th Floor SAN FRANCISCO, CA 94104
Maryland State Retirement And Pension System	Jeffrey M Smith 555 California Street 50th Floor SAN FRANCISCO, CA 94104
Oregon Public Employees Retirement Fund	Jeffrey M Smith 555 California Street 50th Floor SAN FRANCISCO, CA 94104
Presidio Investors Limited	Jeffrey M Smith 555 California Street 50th Floor SAN FRANCISCO, CA 94104
SKSI Real Property Holdings Ltd	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019
Steamboat Locomotive Blocker Ltd	Chris Taussig c/o GSO Capital Partners LP 345 Park Avenue 31st Floor NEW YORK, NY 10154
Vulcan Holdings LP	Laurie D Medley Vice President of the General Partners 9 W 57th St NEW YORK, NY 10019

Holder	Address
WMC Holdco LLC (Delaware)	c/o KKR Credit Advisors (US) LLC 555 California Street 50th Floor SAN FRANCISCO, CA 94104
Zeus Investments LP	Joseph D Glatt, Vice President 9 W 57th St NEW YORK, NY 10019